UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     04/13/2005

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

1-31945

(Commission File Number)

DE	52-1106564
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2250 East Imperial Highway El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

Item 1.02  Termination of a Material Definitive Agreement

Item 2.03  Creation of a Direct Financial Obligation

Item 8.01  Other Events

On April 13, 2005, DIRECTV Holdings LLC (“Borrower”), a wholly-owned subsidiary of The DIRECTV Group, Inc. (“DTV”), entered into a Credit Agreement (the “Credit Agreement”) and certain related agreements, including a Security Agreement (“Security Agreement”) and a Pledge Agreement (“Pledge Agreement”), with Bank of America, N.A., as Administrative Agent and Collateral Agent, the lenders party to the Credit Agreement, certain subsidiaries of the Borrower, as guarantors, JP Morgan Chase Bank, N.A., as Syndication Agent, Credit Suisse First Boston, Goldman Sachs Credit Partners, L.P. and Citicorp North America, Inc., as Co-Documentation Agents, and Banc of America Securities LLC and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Co-Book Managers.

The Credit Agreement provides for the following credit facilities (collectively, the “senior secured credit facilities”): (a) a $500 million six-year revolving credit facility, all of which is presently undrawn; (b) a $500 million six-year Term Loan A, all of which has been funded; and (c) a $1.5 billion eight-year Term Loan B, all of which has been funded.  The Term Loan A is repayable in quarterly installments beginning in 2008, with $50 million to be paid during the period June 30, 2008 through March 31, 2009; $100 million during the period June 30, 2009 through March 31, 2010; $262.5 million during the period June 30, 2010 through December 31, 2010; and the balance on April 13, 2011.  The Term Loan B is repayable in 30 equal quarterly installments of $3.75 million each, payable during the period from September 30, 2005 through December 31, 2012, with the remaining principal balance due on April 13, 2013.  The Credit Agreement requires certain mandatory prepayments, including in connection with a change in control of Borrower, or from consolidated excess cash flow or the proceeds of certain asset dispositions or equity investments, subject to exceptions as provided in the Credit Agreement.

All borrowings under the Credit Agreement currently bear interest at a rate equal to either London Interbank Offered Rate plus 1.50% per annum, or prime plus 0.50% per annum.  The interest rate may be increased or decreased under certain conditions.  Borrower is required to pay a commitment fee initially set at 0.25% per year on the unused commitment under the revolving credit facility, which fee is subject to increase or decrease under certain conditions.

The revolving portion of the senior secured credit facilities is available to fund Borrower’s working capital and other requirements.  The senior secured credit facilities are secured by substantially all of the assets of Borrower and its current domestic subsidiaries and are fully and unconditionally guaranteed, jointly and severally, by all of Borrower’s current domestic subsidiaries.  The Borrower’s future material domestic subsidiaries are also required to guarantee and grant liens on substantially all of their assets to secure the senior secured credit facilities.

The senior secured credit facilities require Borrower and its subsidiaries to comply with certain financial covenants.  The senior secured credit facilities also include covenants that restrict the Borrower and its subsidiaries’ ability to, among other things, (i) incur additional indebtedness, (ii) incur liens, (iii) pay dividends or make certain other restricted payments, investments or acquisitions, (iv) enter into certain transactions with affiliates, (v) merge or consolidate with another person, (vi) sell, assign, lease or otherwise dispose of all or substantially all of their assets and (vii) make voluntary prepayments of certain debt, in each case subject to exceptions as provided in the Credit Agreement.  If Borrower fails to comply with such covenants, all or a portion of the outstanding balances under the senior secured credit facilities could become immediately payable and the revolving credit facility could be terminated.

The proceeds from the loans were used as follows: (1) to repay the entire outstanding balance (approximately $1.0 billion) owing with respect to Borrower’s prior senior secured credit facility under the credit agreement dated as of March 6, 2003, as amended (the “Prior Credit Agreement”), among Borrower, various lenders named in the Prior Credit Agreement, Deutsche Bank Trust Company Americas, as Administrative Agent, and Bank of America, N.A., as Syndication Agent; (2) to repay the $875 million note owing from Borrower to DTV; (3) to pay transaction costs; and (4) for working capital or other corporate purposes of Borrower and its subsidiaries.  The Prior Credit Agreement, and the related security agreement, pledge agreement and subsidiary guaranty, each dated as of March 6, 2003, were terminated concurrently with the closing of the senior secured credit facility.

Also on April 13, 2005, DTV invested approximately $538 million in Borrower in exchange for an additional equity interest.  Borrower and its subsidiary, DIRECTV Financing Co., Inc. (together with Borrower, the “Issuers”), are using the proceeds of this equity investment to redeem $490 million in principal amount of the Issuers’ 8-3/8% Senior Notes Due 2013 (the “Notes”), with such redemption to occur on May 19, 2005.  The redemption price is equal to 108.375% of the principal amount, together with accrued and unpaid interest.  After giving effect to this redemption, the Issuers will have $910 million in principal amount of the Notes outstanding.

In connection with the termination of the Prior Credit Agreement and the partial redemption of the Notes, Borrower will incur a pre-tax charge of approximately $55 million, which will be reported in the consolidated financial statements for each of DTV and Borrower in the quarter ending June 30, 2005.

Attached as Exhibits 99.1 and 99.2 are press releases issued by DTV with regard to the above-described transactions.  The Credit Agreement, Security Agreement and Pledge Agreement filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, are being incorporated herein by reference to Exhibits 10.1, 10.2 and 10.3, respectively, to the Current Report on Form 8-K of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. filed on April 19, 2005.  The foregoing description of each such agreement is qualified in its entirety by reference to the actual agreement.

ITEM 9.01    Financial Statements and Exhibits

(c)	Exhibits.

10.1

Credit Agreement dated as of April 13, 2005 by and among Borrower, Bank of America, N.A., as Administrative Agent and Collateral Agent, the lenders party to the Credit Agreement, certain subsidiaries of the Borrower, as guarantors, JP Morgan Chase Bank, N.A., as Syndication Agent, Credit Suisse First Boston, Goldman Sachs Credit Partners, L.P. and Citicorp North America, Inc. as Co-Documentation Agents, and Banc of America Securities LLC and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Co-Book Managers (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. filed on April 19, 2005 (the “DIRECTV 8-K”)).

10.2

Security Agreement dated as of April 13, 2005 by and among Borrower, its subsidiaries named therein as grantors and Bank of America, N.A., as Collateral Agent (incorporated herein by reference to Exhibit 10.2 to the DIRECTV 8-K).

10.3

Pledge Agreement dated as of April 13, 2005 by and among Borrower, its subsidiaries named therein as pledgors and Bank of America, N.A., as Collateral Agent (incorporated herein by reference to Exhibit 10.3 to the DIRECTV 8-K).

99.1	Press Release relating to senior secured credit facilities dated April 13, 2005.

99.2	Press Release relating to redemption of senior notes dated April 13, 2005.

SIGNATURE

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

THE DIRECTV GROUP, INC.

Date: April 19, 2005	By:	/s/ Larry D. Hunter
Larry D. Hunter Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1

Credit Agreement dated as of April 13, 2005 by and among Borrower, Bank of America, N.A., as Administrative Agent and Collateral Agent, the lenders party to the Credit Agreement, certain subsidiaries of the Borrower, as guarantors, JP Morgan Chase Bank, N.A., as Syndication Agent, Credit Suisse First Boston, Goldman Sachs Credit Partners, L.P. and Citicorp North America, Inc. as Co-Documentation Agents, and Banc of America Securities LLC and J.P. Morgan Securities Inc., as Co-Lead Arrangers and Co-Book Managers (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. filed on April 19, 2005 (the “DIRECTV 8-K”)).

10.2

Security Agreement dated as of April 13, 2005 by and among Borrower, its subsidiaries named therein as grantors and Bank of America, N.A., as Collateral Agent (incorporated herein by reference to Exhibit 10.2 to the DIRECTV 8-K).

10.3

Pledge Agreement dated as of April 13, 2005 by and among Borrower, its subsidiaries named therein as pledgors and Bank of America, N.A., as Collateral Agent (incorporated herein by reference to Exhibit 10.3 to the DIRECTV 8-K).

99.1	Press Release relating to senior secured credit facilities dated April 13, 2005.

99.2	Press Release relating to redemption of senior notes dated April 13, 2005.